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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 12, 2000

                                   HPSC, Inc.
                                   ----------

             (Exact name of registrant as specified in its charter)

Delaware                                0-11618              04-256004
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(State or other jurisdiction            (Commission          (IRS Employer
of incorporation)                       File Number)         Identification No.)


60 State Street, Boston, MA                                           02109
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code: (617) 720-3600
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ITEM 5.  OTHER EVENTS.

         On May 12, 2000, the Board of Directors of HPSC, Inc. (the "Company") announced that the Company has filed an application to list on the American Stock Exchange. HPSC anticipates that its shares will start trading on the AMEX on May 17, 2000 under the symbol HDR.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.
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                  EXHIBIT NUMBER

                        99.1   Press Release



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                HPSC, Inc.
                                                ----------
                                                Registrant


DATED:   May 16, 2000                       By: /s/ John W. Everets
                                                ---------------------------
                                                John W. Everets
                                                Chairman and Chief
                                                Executive Officer